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                        VERTEX COMMUNICATIONS CORPORATION

                                   EXHIBIT 23
                                       TO
                           ANNUAL REPORT ON FORM 10-K
                     For Fiscal Year ended September 30,1999

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-27012, File No. 333-53389 and File No. 333-81979 on Form S-8, and File No.
333-53391 on Form S-3.




                                                        Arthur Andersen LLP



Dallas, Texas
   December 22, 1999